CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CYTATION CORPORATION
(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement if other than Registrant)

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CYTATION CORPORATION
251 Thames Street
Bristol, Rhode Island 02809

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Cytation Corporation. The meeting will be held at PSA Financial Center, Suite 300, 1447 York Road, Lutherville, Maryland on Thursday, May 20, 2004 beginning at 4:00 P.M. local time.

We will submit one proposal to our stockholders at the annual meeting. This proposal is to elect one Class II director to our Board of Directors.

As a stockholder, your vote is important. We encourage you to execute and return your proxy promptly whether you plan to attend the meeting or not so that we may have as many shares as possible represented at the meeting. Returning your completed proxy will not prevent you from voting in person at the meeting prior to the proxy's exercise if you wish to do so. If you do wish to attend the meeting in person, we ask that you notify us at (401) 254-8800 so that appropriate arrangements can be made to accommodate all stockholders wishing to attend.

Thank you.

                                                                        Sincerely,

                                                                        Richard A. Fisher
                                                                       Chairman of the Board

Bristol, Rhode Island
April 26, 2004

YOUR VOTE IS VERY IMPORTANT
Please sign, date and return the enclosed proxy in the envelope provided, whether or not you plan to attend the annual meeting

CYTATION CORPORATION
251 Thames Street
Bristol, Rhode Island 02809

Notice of Annual Meeting of Stockholders
To Be Held May 20, 2004

We will submit one proposal to our stockholders at the annual meeting. This proposal is to elect one Class II director to our Board of Directors.

Information regarding the proposal is contained in the attached proxy statement.

Cytation Corporation hereby gives notice that it will hold an annual meeting of stockholders at PSA Financial Center, Suite 300, 1447 York Road, Lutherville, Maryland on Thursday, May 20, 2004 beginning at 4:00 P.M. local time, for the following purpose:

                    To elect one Class II director to the Company's Board of Directors

The Board of Directors has fixed the close of business on April 22, 2004 as the record date for the stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof.

                                                 By Order of the Board of Directors,

                                                 Veronica G. Szewc
                                                Secretary

Bristol, Rhode Island
April 26, 2004

CYTATION CORPORATION
251 Thames Street
Bristol, Rhode Island 02809

____________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

_____________________

May 20, 2004

Introduction

This proxy statement and the enclosed form of proxy relates to the annual meeting of stockholders of Cytation Corporation. The annual meeting will take place as follows:

Date:	Thursday, May 20, 2004
Time:	4:00 p.m.
Place:	PSA Financial Center
Suite 300
1447 York Road
Lutherville, Maryland

We are mailing this proxy statement and the enclosed form of proxy to stockholders on or about April 30, 2004.

Purpose of the Annual Meeting

At the annual meeting, we will submit to the stockholders one proposal. This proposal is to elect one Class II director to our Board of Directors.

Information about the proposal is contained in this proxy statement.

Solicitation; Expenses

The Board of Directors of Cytation is soliciting proxies for the annual meeting.

We will bear the cost of solicitation of proxies. We will reimburse banks, brokers, custodians, nominees and fiduciaries for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our shares. We may request banks and brokers, in addition to mailing these proxy materials, to take additional actions to solicit their customers who have stock of Cytation registered in the name of a nominee. If so, we will reimburse such banks and brokers for their reasonable out-of-pocket costs.

Our officers and directors may solicit proxies after the original solicitation, by mail or telephone, for no additional compensation.

Quorum

Our by-laws provide that a quorum at the annual meeting will be at least a majority of the outstanding shares entitled to vote at the meeting. We will treat shares of voting capital stock represented by a properly signed and returned proxy as present at the meeting for purposes of determining the existence of a quorum at the meeting. We will count abstentions and broker non-votes as present or represented for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner does not vote on a proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner with respect to that proposal.

Tabulation of Votes

The election of the Class II Director will require the affirmative vote of a majority of the shares of voting stock which are properly cast on the proposal. Abstentions, votes withheld from the Director-nominee, and broker non-votes will not count as votes cast for or against the election of the Director-nominee.

We will follow your voting instructions as indicated on a properly signed and returned proxy.

We encourage you to vote on the proposal. If, however, you sign and return the proxy but do not provide any voting instructions, the person named in the proxy will vote signed proxies FOR each proposal. The proxy holders will use their discretion on other matters that may come before the meeting.

Computershare Trust Company, Inc., our transfer agent, will tabulate the votes through an automated system. The transfer agent will tabulate the vote on each proposal submitted to stockholders separately.

Record Date

We have set 4:00 p.m. EST on Thursday, April 22, 2004, as the record date for the annual meeting. Only stockholders of record as of that time are entitled to notice of and to vote at the annual meeting and any adjournments thereof. As of the record date, the following shares of common stock were issued and outstanding and entitled to the following number of votes:
Class of Security	Number of Shares Outstanding	Number of Votes
Common Stock	291,165	291,165

There are no shares of any other class of preferred stock outstanding, and there are no other voting securities. A total of 291,165 votes are eligible to be cast at the meeting.

Revoking a Proxy

You may vote in person or by proxy. Your signing and returning a proxy will not in any way affect your right to attend the meeting and vote in person. You can revoke your proxy if you:

Deliver, before the taking of the vote at the meeting, a signed revocation letter dated later than the proxy, to Cytation Corporation, 251 Thames Street, Second Floor (No. 8), Bristol, RI 02809, Attention: Veronica Szewc, Secretary; or

Attend the meeting and vote in person or by proxy. Attending the meeting alone will not revoke your proxy.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Proposal

ELECTION OF DIRECTOR

An affirmative vote of a majority of the common stock represented in person or by proxy at the annual meeting is necessary to elect Directors. Proxies will be voted as indicated on a returned proxy card. If there are no voting instructions, then the proxy holders will vote the proxies received by them FOR the nominees named below.

The Board of Directors recommends that the stockholders vote FOR the election of the nominee named below to serve as a Director for the term set forth below or until his successor is elected and qualified.

NOMINEE

The Board of Directors has set the number of Board members at four for the upcoming year. The Board of Directors is divided into three classes, labeled Class I, Class II and Class III, with the term of one of the three classes of directors generally expiring each year at our annual meeting or special meeting held in lieu of our annual meeting. Christopher Portner, our Class I director, will serve until the 2006 annual meeting or until his successor is elected and qualified. Richard Fisher and Kevin High, our Class III directors, will serve until the 2005 annual meeting or until their successors are elected and qualified. The Board of Directors has nominated John J. Gilece, the current Class II member of the Board, for re-election as the Class II member. The biographical information of this nominee for director as well as for Messrs. Portner, Fisher and High is set forth below. If elected, Mr. Gilece will serve until the 2007 annual meeting or until his successor is elected and qualified. If for any reason Mr. Gilece should become unavailable for election, the persons named in the proxy may vote the proxy for the election of a substitute. However, Mr. Gilece has consented to serve as a director if elected, and the Board of Directors has no reason to believe that he will be unavailable for election.

DIRECTORS AND EXECUTIVE OFFICERS
Name	Age	Position
Richard A. Fisher	57	Chairman of the Board and General Counsel
Kevin J. High	39	President, Director
John J. Gilece, Jr.	63	Director
Christopher Portner	38	Director

Richard A. Fisher, Chairman of the Board and General Counsel. Mr. Fisher has been chairman of our board of directors and general counsel since February 1999. Mr. Fisher is a consultant to us, is a Class III director and serves until our 2005 annual meeting or until his successor is elected and qualified. Mr. Fisher was a co-founder of our predecessor, where he served as chairman of the board and general counsel from August 1996 to February 1999. From January 1996 to August 1996, Mr. Fisher provided legal and other counseling services to a number of start-up and early stage companies. From January 1996 to August 1996, Mr. Fisher provided legal and other counseling services to a number of start-up and early stage companies, and from 1987 through 1995 was a principal and general counsel of a public company he co-founded to engage in the manufacture and sale of advanced composite materials to the aerospace, defense and sporting goods industries. Mr. Fisher holds a BA in Economics from Northwestern University (1968) and a Juris Doctor from the University of Virginia Law School (1971). Mr. Fisher is a member of the Massachusetts, Virginia and District of Columbia bars and is admitted to practice before the United States Supreme Court and United States Tax Court. Mr. Fisher was a captain in the United States Army Infantry and was formerly a partner in the law firm of Foley Hoag of Boston, Massachusetts.

Kevin J. High, President and Director. Mr. High has been one of our directors since February 1999. Mr. High served as our president from February 1999 until November 11, 1999. Mr. High is a consultant us, a Class III director and serves until our 2005 annual meeting or until his successor is elected and qualified. Mr. High was a co-founder of our predecessor, where he served as vice president from April 1996 to December 1996 and from December 1996 to February 1999 as chief executive officer. From April 1991 to April 1996, Mr. High served as branch manager of the Middletown, Rhode Island office of the Corporate Securities Group, Inc. and served as its general securities principal.  From August 1989 to April 1991, Mr. High served as a vice president of Shearson Lehman Brothers, Inc. (now Salomon Smith Barney).

John J Gilece, Jr. Director. Mr. Gilece has been one of our directors since July 2001 and serves on the Audit and Compensation Committees with Mr. Portner. He is a Class II director and serves until our 2004 annual meeting or until his successor is elected and qualified. Mr. Gilece has been president and chief executive officer of Fibernet Systems, LLC of Annapolis, Maryland since its inception in 1997. Mr. Gilece holds a Juris Doctor degree from Fordham University School of Law in New York and is a member of the Maryland Bar. Mr. Gilece also served in the U.S. Marine Corps as an infantry officer and is a Viet Nam veteran.

Christopher Portner, Director. Mr. Portner has been one of our directors since July 2001 and serves on the Compensation and Audit Committees with Mr. Gilece. He is a Class III director and serves until our 2006 annual meeting or until his successor is elected and qualified. Since March 1998, Mr. Portner has been a certified financial planner and a general securities principal with PSA Equities and a portfolio manager with PSA Capital Management of Lutherville, Maryland. From 1995 through February 1998, Mr. Portner was a financial consultant with Peremel & Company of Baltimore, Maryland. Mr. Portner is a graduate of the College of Financial Planning's professional education program, holds a Bachelor of Science degree in both business and English from Towson State University.

We have no management other than our directors and two consultants who serve in executive capacities.

Board of Directors Meetings and Committees

The Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The Board's primary responsibility is to oversee our management and, in so doing, serve the best interests of the company and its stockholders. The Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. It participates in decisions that have a potential major economic impact on us. Management keeps the directors informed of company activity through regular oral reports and presentations at Board and committee meetings.

The Board of Directors met one time and acted by unanimous written consent five times during the year ended December 31, 2003. No incumbent director attended fewer than 75% of the total number of meetings held by the board and committees of the board on which he served.

We established an audit committee and a compensation committee in May 1999. The audit committee consists of Christopher Portner and John Gilece. The audit committee reviews our internal accounting procedures and consults with and reviews the services provided by our independent accountants. The Audit Committee met four times during fiscal 2003 via teleconference.

The compensation committee consists of Christopher Portner and John Gilece. The compensation committee reviews and recommends to the Board of Directors the compensation and benefits of our officers and directors, including stock compensation and loans, and establishes and reviews general policies relating to the compensation and benefits of our consultants who serve as officers. The Audit Committee met once during fiscal 2003 via teleconference

Compensation Committee Interlocks and Insider Participation

Prior to establishing the compensation committee, the Board of Directors as a whole performed the functions delegated to the compensation committee. No member of the Board of Directors or the compensation committee serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or compensation committee.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

Each outside director receives compensation of $1,000 for each meeting of the Board attended in person. All outside directors receive reimbursement for out-of-pocket expenses incurred in attending meetings of the Board. In 2004, Mr. Gilece and Mr. Portner each were granted an award of 2,500 restricted shares of our common stock as additional compensation for their services.

Executive Officer Compensation

The following table sets forth the total compensation paid or accrued for our chief executive officers who were consultants to us at December 31, 2003 (collectively, the "Named Executive Officers"), and previous executive compensation reported.

SUMMARY COMPENSATION

	Annual Compensation			Long Term Compensation

Name and Principal Position	Fiscal Year Ended	Salary	Other Annual Compensation [1]	Securities Underlying Options	All Other Compensation

Richard A. Fisher Chairman and General Counsel	12/31/03		$140,000 [2]	25,000
	12/31/02	$ 88,846	$ 22,788	--	--
	12/31/01	$251,612	$ 22,788	72,219	--

Kevin J. High President	12/31/03		$375,000[3]
	12/31/02	$ 53,846	$ 18,066	--	--
	12/31/01	$ 270,181	$ 18,066	70,096

________________________________________________________
1 Represents payment of personal life insurance premiums.
2 Includes $100,000 paid in 2001 but not earned as compensation until 2003.
3 Includes $225,000 paid in 2001 but not earned as compensation until 2003.

Option Grants in Last Fiscal Year

The following table sets forth grants of stock options to each of the Named Executive Officers during the fiscal year ended December 31, 2003. No stock appreciation rights were granted during the year ended December 31, 2003.

Individual Grants
Name	Number of Securities Underlying Options Granted1	Percent of Total Options Granted in Fiscal Year	Exercise or Base Price Per Share	Expiration Date
Richard A. Fisher	25,000	100%	$0.001	12/15/2013

_________________________
1 One half of the options vested on February 23, 2004 and the balance vests on March 31, 2004 if Mr. Fisher is providing services to us on that date.

Option Exercises and Year-End Values

There were no options exercised during the years ended December 31, 2003 and 2002. We did not grant any options to employees and directors during the years ended December 31, 2003 and 2002. On December 15, 2003, we granted options to purchase 25,000 shares of common stock to a consultant who serves as one of our officers. We recorded this grant in accordance with SFAS 123 and accordingly recorded consulting expenses of $14,987 using the Black-Scholes option-price model.

Employment Agreements

We have no employment or consulting agreements.

Benefit Plans

We maintain no benefit plans.

Stock Option Plans

All of our stock option plans were terminated after the sale of substantially all of our assets to TMP Worldwide Inc. in June 2001.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On November 2, 2001, Bristol Harbor Investments, LLC (the "Related Entity") acquired 1,025,000 shares of our Series A Convertible Preferred Stock ("Series A Stock") from three holders ("Holders") for an aggregate purchase price of $10,250. The Related Entity is owned equally by Richard A. Fisher, our chairman, and Kevin J. High, our president. In connection with this purchase, we issued to the Holders two year warrants (the "Company Warrants") to purchase 6,833 shares of our common stock for $1.50 per share, and the Related Entity issued to us a warrant (the "Related Entity Warrant") to purchase 6,833 shares of our common stock owned or acquirable by it for $1.50 per share so that if the Company Warrants were exercised by the Holders, the we could acquire the shares from the Related Entity at the same price through our exercise of the Related Entity Warrant. The Company Warrants were valued under the Black-Scholes method at $1.50 per share. The effect of this transaction is that Messrs. Fisher and High indirectly owned a majority (approximately 90%) of the Series A Stock.

On September 30, 2002, we acquired all 1,140,000 shares of the Series A Stock for an aggregate purchase price of $11,400. In connection with this transaction, we issued to the Holders, except the Related Entity, two-year warrants to purchase 767 shares of our common stock at an exercise price of $1.50 per share. These warrants are in all respects (other than the issue and expiration dates) the same as the Company Warrants and were valued under the Black-Scholes method at $1.50 per share.

A total of 7,600 Company Warrants were outstanding at September 30, 2002. We paid the Related Entity $10,250 for its 1,025,000 shares of Series A Stock, which is the same amount the Related Entity paid the Holders for these shares, and accordingly the Related Entity did not realize any gain on the transaction. The Related Entity Warrant was canceled in connection with this transaction.

On October 15, 2001, we advanced Mr. Fisher $375,000 and Mr. High $225,000 as an inducement for them to provide services to us in executive capacities through at least January 2, 2003. Each advance was converted to a continuation bonus on January 2, 2003. However, in connection with an option grant to Mr. Fisher in December 2003, he agreed to repay $275,000 of such bonus if he ceased providing services before the earlier to occur of the trading on one of our client's securities or March 31, 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of the our voting securities as of April 2, 2004 by (i) each person or entity known to us to own beneficially five percent or more of any series of preferred stock and common stock, (ii) each of the our directors, (iii) each of our named executive officers, and (iv) all our directors and executive officers as a group. Except as otherwise noted, each beneficial owner has sole voting and investment power with respect to the shares shown.

COMMON STOCK
Name and Address of Beneficial Owner1	Number of Shares Beneficially Owned2	Percent of Common Stock Outstanding
Kevin J. High	88,7553	29.2%
Richard A. Fisher	102,5404	33.8%
John J. Gilece, Jr.	9,233	3.0%
Christopher Portner	9,166	3.0%
All directors and executive officers as a group (4 persons)	209,694	69.1%

1 Each stockholder's address is c/o Cytation Corporation, 251 Thames Street, No. 8, Bristol, Rhode Island 02809.

2After giving effect to 1-for-150 reverse stock split effective November 22, 2002. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated, each person possesses sole voting and investment power with respect to all of the shares of common stock owned by such person, subject to community property laws where applicable. All shares held by persons in this table are issued and outstanding. Percentage ownership is based on 291,165 shares of common stock outstanding on April 2, 2004, plus securities deemed to be outstanding with respect to individual stockholders pursuant to Rule 13d-3(d)(1) under the Exchange Act.

3 Includes 59,691 shares owned by the Kevin J. High Revocable Living Trust, 3,140 shares owned by Mr. High and his spouse jointly, and 13,324 shares owned beneficially by the children of Mr. High.

4 Includes 75,209 shares of common stock owned by Mr. Fisher's spouse and 12,500 shares acquirable by Mr. Fisher upon exercise of a stock option granted to him on December 15, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and change in ownership with the Securities and Exchange Commission. Officers, directors and greater-than-ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with all Section 16(a) forms they file. Based solely on review of the copies of such forms received by us, we believe that during the fiscal year ended December 31, 2003, all officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except that Richard Fisher, Kevin High, John Gilece and Christopher Portner each filed a report on Form 4 late to report the receipt of grants of our common stock, and Richard Fisher filed a report on Form 4 late to report the receipt of a grant of an option to purchase our common stock.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person who has been a director or executive officer since January 1, 2003 has any interest in the adoption of the proposal except Mr. Gilece relating to his election as a Class II director.

STOCKHOLDER PROPOSALS

It is contemplated that the next annual meeting of stockholders will be held on or about May 20, 2005. Proposals of stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at the next annual meeting of stockholders must be received at our principal executive offices not later than December 31, 2004. In addition, Section 3 of our by-laws requires that a stockholder who wishes to propose an item of business for consideration at the annual meeting must give us written notice of such item of business not less than 60 days nor more than 90 days before the date for such meeting describing any proposal to be brought before such meeting. The procedural requirements are fully set forth in Section 3 of our by-laws. In order to avoid controversy as to the date on which we received a proposal, we suggest that stockholders desiring to submit proposals do so by certified mail, return receipt requested.

INDEPENDENT AUDITORS

The Board of Directors has selected the firm of Radin, Glass & Co., LLP, independent certified public accountants, to serve as independent auditors for the fiscal year ending December 31, 2003. Radin, Glass & Co., LLP and its predecessors have acted as our auditors commencing with the period ending June 30, 1996.

Audit Firm Fee Summary

During fiscal 2003, Radin, Glass & Co., LLP provided services in the following categories and amounts:

Description	Amount	% of Total

Audit fees 1	$13,500	49%
Quarterly reviews	$10,075	36%
Tax services 2	$ 3,000	11%
Various consulting services	$ 1,100	4%
Total	$27,675	100%

During fiscal 2002, Radin, Glass & Co., LLP provided services in the following categories and amounts:

Audit fees 1	$20,000	59%
Quarterly reviews	$ 9,750	28%
Tax services 2	$ 4,500	13%
Total	$34,250	100%

1  Audit of annual financial statements.
2  Preparation of corporate tax returns.

The audit committee has determined that provision of services to us by Radin, Glass & Co. LLP not related to its audit of our financial statements was at all relevant times compatible with that firm's independence.

A representative of Radin, Glass &Co., LLP is not expected to attend the meeting.

The Audit Committee of the Board of Directors has recently adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of our independent auditors. We may not engage our independent auditors to render any audit or non-audit service unless either the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee's pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to us by the independent auditors during the following 12 months. At the time such pre-approval is granted, the Audit Committee must (1) identify the particular pre-approved services in a sufficient level of detail so that management will not be called upon to make judgment as to whether a proposed service fits within the pre-approved services and (2) establish a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. At each regularly scheduled meeting of the Audit Committee, management or the independent auditors must report to the Audit Committee regarding each service actually provided to us.

MISCELLANEOUS

The Board of Directors does not intend to present to the annual meeting any business other than the proposal listed herein, and the board was not aware, a reasonable time before mailing this proxy statement to the stockholders, of any other business which may be properly presented for action at the annual meeting. If any other business should come before the annual meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

ADDITIONAL INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). You can inspect and copy these reports, proxy statements and other information at the public reference facilities of the SEC, in Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and Suite 1400, Citicorp Center, 500 W. Madison Street, Chicago, Illinois 60661.You can also obtain copies of these materials from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The SEC also maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC (http://www.sec.gov).

We will mail, without charge, a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2003 (excluding exhibits) to any stockholder solicited hereby, upon oral or written request, by first class mail within one business day of receipt of such request. Please submit any such written request to: Cytation Corporation, 251 Thames Street, No. 8, Bristol, Rhode Island 02809. Any oral request should be directed to Richard Fisher at (401) 254-8800.

Proxy for Annual Meeting of Stockholders
to be held on May 20, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF CYTATION CORPORATION

The undersigned stockholder of Cytation Corporation, revoking all prior proxies, hereby appoints Richard A. Fisher and Kevin J. High, or each of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of Cytation Corporation which the undersigned is entitled to vote at the annual meeting of stockholders to be held at PSA Financial Center, Suite 300, 1447 York Road, Lutherville, Maryland on Thursday, May 20, 2004, beginning at 4:00 p.m. local time, upon matters set forth in the notice of annual meeting dated April 26, 2004, and the related proxy statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

The undersigned hereby acknowledges receipt of a copy of the accompanying notice of annual meeting of stockholders and of the proxy statement relating thereto, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy will be voted for the Proposal.

Proposal:	To elect one Class II director to the Company's Board of Directors
Nominee:	John J. Gilece, Jr. / / FOR / / AGAINST / / ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSAL SET FORTH ABOVE, WILL BE VOTED FOR THE PROPOSAL.

DATED: , 2004	Signature of Stockholder(s):
Print Name:
Mark here if you plan to attend meeting:	/ /
Mark here if your address has changed:	/ /
New address:

Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States. Please sign exactly as name(s) appear on stock certificate. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other person.